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                                  EXHIBIT 24.3

                             CONSENT OF TANNER & CO.

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                                   CONSENT OF
                     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT





SINERGIA SERVICIOS, S.C.


         We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated June 11, 1999, relating to the financial statements of Sinergia Servicios, S.C., and to the reference to our Firm in the Prospectus.

                                                   TANNER + CO.


















Salt Lake City, Utah
July 12, 1999